EMPLOYEE BENEFITS (Tables)	12 Months Ended
Dec. 31, 2023
EMPLOYEE BENEFITS
Schedule of employee benefit expenses

USD million	2023	2022	2021
Wages and salaries	636.5	541.3	514.3
Share-based payments (ESOP)	46.0	—	—
Social expenditure
Pensions - defined contribution plans	35.4	27.2	25.9
Pensions - defined benefit plans	2.7	3.1	4.7
Social security expenses	119.7	102.4	98.8
Total	840.3	674.0	643.7